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                                                                    EXHIBIT 23.3

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated April 10, 1998 and July 7, 1998, relating to the financial statements of UCS, Inc., which appear in Form 10-K of H.T.E., Inc. for the year ended December 31, 1998.

/s/ PricewaterhouseCoopers LLP

Miami, Florida
June 25, 1999